                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 5, 1996


                  PENFED BANCORP, INC.
- -----------------------------------------------------------
  (Exact name of registrant as specified in its charter)


          Delaware                0-25750           61-1275478
- -------------------------------------------------------------------
(State or other jurisdiction    (Commission      (I.R.S. Employer
of incorporation)                File Number)   Identification No.)


215 Shelby
Falmouth, Kentucky                                  41040-1238
- ------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (606) 654-6961
                                                    --------------


                         Not Applicable
- ------------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On August 14, 1996 the Registrant announced that it had approved the establishment of a grantor trust that would commence purchasing up to 10% of the Registrant's outstanding common stock, or approximately 34,500 shares, over a twelve month period. The Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         Exhibit 99.1   Press Release dated August 14, 1996

                           SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENFED BANCORP, INC.



                                By:  /s/ David C. Wills
                                    ----------------------------
                                    David C. Wills
                                    President & Chief Operating
                                       Officer


Date:  September 4, 1996